Exhibit 99.2

SOUTHERN BELLA, INC. AND SUBSIDIARY
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	JANUARY 1, 2009				JANUARY 1, 2008
	THROUGH				THROUGH
	DECEMBER 31, 2009				DECEMBER 31, 2008
	HISTORICAL				HISTORICAL
	SOUTHERN BELLA	UPTONE	PRO FORMA ADJUSTMENTS	PRO FORMA	SOUTHERN BELLA	UPTONE	PRO FORMA ADJUSTMENTS	PRO FORMA

REVENUE	$-	$228,334		$228,334	$-	$308,200		$308,200

COST OF REVENUES	-	447,857		447,857	0	239,555		308,200

OPERATING EXPENSES
Professional expenses	9,750	-		9,750	20,500	-		0
Payroll expenses	-	59,632		59,632	-	28,648		0
Officers compensation	-	26,928		26,928	-	25,462		20,500
General and administrative	66	79,247		79,313	570	82,711		28,648
Total operating expenses	9,816	165,807		175,623	21,070	136,821		25,462

NET LOSS FROM CONTINUING OPERATIONS	(9,816)	(385,330)		(395,146)	(21,070)	(68,176)		157,891

DISCONTINUED OPERATIONS
Net income from Dupree discontinued operations	-	-		-	(22,767)	-		0
Impairment of intangible asset related to Dupree business unit	-	-		-	(50,180)	-		0

NET INCOME (LOSS) FROM ISCONTINUED OPERATIONS	-	-		-	(72,947)	-		(50,180)

NET INCOME (LOSS)	(9,816)	(385,330)		(395,146)	(94,017)	(68,176)		(162,193)

PRO FORMA LOSS PER SHARE (NOTE *)

LOSS PER SHARE - BASIC AND DILUTED	$-	$-		$-	$-	$-		$-

 The accompanying notes are an integral part of these consolidated financial statements.

SOUTHERN BELLA, INC. AND SUBSIDIARY
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2010 AND 2009

	JANUARY 1, 2010				JANUARY 1, 2009
	THROUGH				THROUGH
	SEPTEMBER 30, 2010				SEPTEMBER 30, 2009
	HISTORICAL				HISTORICAL
	SOUTHERN BELLA	UPTONE	PRO FORMA ADJUSTMENTS	PRO FORMA	SOUTHERN BELLA	UPTONE	PRO FORMA ADJUSTMENTS	PRO FORMA

REVENUE	$-	$231,431		$231,431	$-	$96,545		$96,545

COST OF REVENUES	-	230,194		230,194	-	287,566		96,545

OPERATING EXPENSES
Professional expenses	2,000	-		2,000	8,000	-		0
Payroll expenses	-	45,764		45,764	-	42,884		0
Officers compensation	-	6,584		6,584	-	17,942		8,000
General and administrative	60	34,835		34,895	66	60,610		42,884
Total operating expenses	2,060	87,183		89,243	8,066	121,436		17,942

NET LOSS FROM CONTINUING OPERATIONS	(2,060)	(85,946)		(88,006)	(8,066)	(312,457)		129,502

DISCONTINUED OPERATIONS
Net income from Dupree discontinued operations	-	-		-	-	-		-
Impairment of intangible asset related to Dupree business unit	-	-		-	-	-		-

NET INCOME (LOSS) FROM ISCONTINUED OPERATIONS	-	-		-	-	-		-

NET INCOME (LOSS)	(2,060)	(85,946)		(88,006)	(8,066)	(312,457)		(320,523)

PRO FORMA LOSS PER SHARE (NOTE *)

LOSS PER SHARE - BASIC AND DILUTED	$-	$-		$-	$-	$-		$-

The accompanying notes are an integral part of these consolidated financial statements.

SOUTHERN BELLA, INC. AND SUBSIDIARY

NOTES TO PRO FORMA FINANCIAL STATEMENTS (Unaudited)

NOTE 1 – BASIS OF PRESENTATION

Pursuant to a share exchange agreement dated December, 17, 2010, Southern Bella, Inc., a Delaware corporation (“Southern Bella” or the “Registrant”) acquired all of the issued and outstanding common shares of Uptone Pictures, Inc., a company incorporated in North Carolina (“Uptone”) in exchange for the issuance by Southern Bella to the shareholders of Uptone an aggregate of 35,425,000 shares of common stock. See Note 2.

These unaudited pro forma financial statements (“pro forma financial statements”) have been prepared in accordance with accounting principles generally accepted in the United States and are expressed in US dollars. These pro forma financial statements do not contain all of the information required for annual financial statements. Accordingly, they should be read in conjunction with the most recent annual and interim financial statements of Southern Bella and Uptone.

These pro forma financial statements have been compiled from and include:

(a)
an unaudited pro forma statement of operations combining the audited annual statement of operations of Southern Bella for the year ended December 31, 2009 and 2008 with the audited annual statement of operations of Uptone for the year ended December 31, 2009 and 2008, giving effect to the transaction as if it occurred on January 1, 2009 and 2008.

(b)
 an unaudited pro forma statement of operations combining the unaudited interim statement of operations of Southern Bella for the nine months ended September 30, 2010 and 2009 with the unaudited interim statement of operations of Uptone for the nine months ended September 30, 2010 and 2009, giving effect to the transaction as if it occurred on January 1, 2010 and 2009.

The unaudited pro forma financial statements have been compiled using the significant accounting policies as set out in the audited financial statements of Southern Bella for the year ended December 31, 2009. Based on the review of the accounting policies of Uptone, it is Southern Bella management’s opinion that there are no material accounting differences between the accounting policies of Southern Bella and Uptone. The unaudited pro forma financial statements should be read in conjunction with the historical financial statements and notes thereto of Southern Bella.

It is management’s opinion that these pro forma financial statements include all adjustments necessary for the fair presentation, in all material respects, of the proposed transaction described above in accordance with United States generally accepted accounting principles applied on a basis consistent with Southern Bella’s accounting policies. No adjustments have been made to reflect potential cost savings that may occur subsequent to completion of the transaction. The pro forma statement of operations does not reflect non-recurring charges or credits directly attributable to the transaction, of which none are currently anticipated.

The unaudited pro forma financial statements are not intended to reflect the results of operations or the financial position of Southern Bella which would have actually resulted had the proposed transaction been effected on the dates indicated. Further, the unaudited pro forma financial information is not necessarily indicative of the results of operations that may be obtained in the future.

NOTE 2 – BUSINESS ACQUISITION

On December 17, 2010 (the “Closing”), Southern Bella, Inc., a Delaware corporation (“Southern Bella” or the “Registrant”), closed a reverse take-over transaction by which it acquired a private entertainment company which specializes in the creation, production and distribution of content. Pursuant to a Share Exchange Agreement (the“Exchange Agreement”) between the Registrant and Uptone Pictures, Inc., a company incorporated in North Carolina (“Uptone”), Viola J. Heitz, shareholder of Southern Bella, and Wendi Davis, sole shareholder of Uptone,

SOUTHERN BELLA, INC. AND SUBSIDIARY

NOTES TO PRO FORAM FINCIAL STATEMENTS (Unaudited)

NOTE 2 – BUSINESS ACQUISITION – continued

The Registrant acquired 100% of Uptone’s issued and outstanding common stock.  The reverse merger is deemed a recapitalization and the consolidated financial statements represent the continuation of the financial statements of Uptone (the accounting acquirer/legal subsidiary) except for its capital structure, and the consolidated financial statements reflect the assets and liabilities of Uptone recognized and measured at their carrying value before the combination and the assets and liabilities of Southern Bella (the legal acquiree/legal parent). The equity structure reflects the equity structure of the Southern Bella, the legal parent, and the equity structure of Uptone, the accounting acquirer, as restated using the exchange ratios established in the share exchange agreement to reflect the numbers of shares of the legal parent.

The common shares of Uptone issued to the Southern Bella shareholders were determined to have a fair value of $12,820. The preliminary allocation of the purchase price is summarized in the table below and is subject to change.

Purchase price
8,666,667 common shares	$12,820
Fair value of Uptone net assets to be acquired
Cash and cash equivalents	22
Accrued liabilities	(12,798)
$22

NOTE 3 – PRO FORMA ASSUMPTIONS AND ADJUSTMENTS

The unaudited pro form consolidated financial statements incorporate the following pro forma assumptions:

(a)	Subsequent to the closing of the acquisition, Southern Bella issues the remaining 9,913,333 shares of common stock to the shareholders of Uptone pursuant to the share exchange agreement.

(b)
The acquisition has been accounted for using the purchase method with Uptone identified as the acquirer and the business acquired recorded at estimated fair value. The purchase price for the amalgamation has been allocated to the acquired assets and liabilities of Southern Bella on a pro forma basis as described in Note 2.

SOUTHERN BELLA, INC. AND SUBSIDIARY

NOTES TO PRO FORAM FINCIAL STATEMENTS (Unaudited)

NOTE 4 – PRO FORMA LOSS PER SHARE

Pro forma basic and diluted loss per share for the year ended December 31, 2009 and the nine month period ended September 30, 2010 has been calculated based on the weighted average number of common shares issued during the respective periods plus all common share issuances relating to the share exchange agreement. The common shares have been treated as issued on January 1, 2009 and January 1, 2010 respectively.

	Year ended	Nine months ended
	December 31,	September 30,
	2009	2010
Basic pro forma loss per share computation
Numerator:
Pro forma net loss available to shareholders	$(9,816)	$(2,060)
Denominator:
Weighted average Southern Bella shares outstanding	8,666,667	8,666,667
Shares issued for cash
Shares issued upon settlement of debt
Shares cancelled pursuant to exchange agreement
Shares issued pursuant to exchange agreement
Pro forma weighted average shares outstanding	8,666,667	8,666,667
Basic and Diluted pro forma loss per share	$(0.00)	$(0.00)